PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated March 17, 2023
to
Initial Summary Prospectus dated May 1, 2022

This Supplement should be read in conjunction with the current Initial Summary Prospectus (the “Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.
This Supplement describes certain changes and updates to your Prospectus. If you would like another copy of the current Prospectus, please call us at 1-800-879-7012.
In the “Purchasing Your Annuity” section of the Prospectus, the “Allocation of Purchase Payment” subsection is revised and restated as follows:
Allocation of Purchase Payment
Issuance of an Annuity represents our acceptance of the complete Purchase Payment. You may allocate your Purchase Payment to Index Strategies only. Allocations must be made in whole percentages and must equal 100%.
If the Index Effective Date is not a Valuation Day, the initial index value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.
In addition to the Index Strategies, the PSF PGIM Government Money Market Portfolio is available after issue under limited circumstances.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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